PLEDGE AGREEMENT

         This Pledge Agreement (the "Agreement") is entered into as of the 30th day of April, 1999 between HydroChem Holding, Inc. ("Lender") and B. Tom Carter, Jr. ("Pledgor").

         WHEREAS, Pledgor is indebted to Lender in the amount of Three Hundred Two Thousand Eight Hundred Sixteen and 86/100 Dollars ($302,816.86) for principal and accrued interest through the date hereof pursuant to that certain Secured Promissory Note dated April 9, 1998 from Pledgor to Lender, as the assignee of HydroChem Industrial Services, Inc. (the "Old Note"); and

         WHEREAS, under a Pledge Agreement dated as of April 9, 1998 (the "Old Pledge Agreement") between Pledgor and Lender as the assignee of HydroChem, the Old Note is secured by the pledge of Two Hundred Eighty Five Thousand Six Hundred One (285,601) shares of the Lender's Class A Common Stock (the "Existing Shares") represented by stock certificate CA-28, which shares were purchased on said date pursuant to the partial exercise by Pledgor of two certain stock options; and

         WHEREAS, as of the date hereof, Pledgor has further exercised the said two stock options to purchase, for One Dollar ($1.00) per share, an additional Forty Three Thousand Five Hundred Thirty Nine (43,539) shares of Lender's Class A Common Stock (the "Additional Shares") represented by Stock Certificate CA-31; and

         WHEREAS, Pledgor has executed and delivered a Secured Promissory Note to Lender dated as of the date hereof in the principal amount of Three Hundred Forty Six Thousand Three Hundred Fifty Five and 86/100 Dollars ($346,355.86) with interest as therein specified (the "Note") which is full payment for the Additional Shares and in substitution and replacement of the Old Note; and

         WHEREAS, Pledgor desires to pledge all of the Stock Collateral (as such term is hereinafter defined) as collateral and security for Pledgor's obligations and duties under the Note and this Agreement, and to enter into this Pledge Agreement in replacement and substitution of the Old Pledge Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, and in consideration of the extension of credit to Pledgor as evidenced by the Note, the parties hereto agree as follows:

         1. Pledge of Stock Collateral. As collateral and security for the prompt and full performance of all duties and obligations of Pledgor under the Note and this Agreement, Pledgor hereby pledges, assigns and transfers unto Lender, and grants a security interest to Lender in and to the following property of Pledgor (collectively, the "Stock Collateral"):

                  (a)  The   Existing   Shares   and   the   Additional   Shares
(collectively, the "Shares")

                  (b) All stock rights, rights to subscribe, dividends (including, but not limited to, cash dividends, stock dividends, dividends paid in stock and liquidating dividends), and any other rights and property interest (including, but not limited to, accounts, contract rights, instruments and general intangibles) arising out of or relating to the Shares;

                  (c) All other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Shares by way of stock split, spin off, reclassification, combination of shares or similar corporate rearrangement;

                  (d) All other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Shares by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

                  (e) All proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

The above referenced certificates representing the Shares, together with irrevocable stock powers executed in blank, are herewith delivered to Lender to hold pursuant to the terms of this Agreement.

         2. Dividends. So long as there exists no default by Pledgor under the Note or this Agreement during the term hereof, all dividends and other amounts with respect to the Stock Collateral shall be paid to the Pledgor.

         3. Voting Rights. During the term of this Agreement, and so long as Pledgor is not in default in the performance of any of the terms of the Note or this Agreement, Pledgor shall have the sole and exclusive right to vote the Stock Collateral on all corporate questions before the stockholders of Lender, and Lender shall execute and deliver to Pledgor in a due and timely manner proxies in favor of Pledgor to this end.

         4. Representations and Warranties. Pledgor represents and warrants to Lender (i) that the Shares are validly issued, fully paid and nonassessable,
(ii) that the Shares are validly  pledged to Lender in accordance  with law, and
(iii) that Pledgor has, and will have, good and marketable title to the Shares, free and clear of all liens and encumbrances (other than the security interest granted herein).

         5. Covenants. Until full performance of Pledgor's duties and obligations under the Note and this Agreement, Pledgor shall (i) deliver to Lender (a) immediately upon Pledgor's receipt of any stock or other securities paid or distributed in respect of the Shares, the certificates representing such stock or securities, and (b) irrevocable stock powers executed in blank for all such stock or securities; (ii) defend, at Pledgor's sole expense, the title to the Stock Collateral or any part thereof; and (iii) promptly, upon request by Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as Lender may require in order to perfect, preserve, maintain, protect, continue and/or extend the lien and security interest of Lender under this Agreement and the priority thereof.

         6. Full Performance. Upon full performance of Pledgor's duties and obligations under the Note and this Agreement, Lender shall deliver to Pledgor all of the Stock Collateral that remains


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



pledged hereunder and this Agreement shall thereupon terminate.

         7. Default. Pledgor shall be in default under this Agreement on the occurrence of any of the following events or conditions:

                       (a) Failure to make any payment in accordance with the terms of the Note; or

                       (b) Pledgor's failure to observe, keep or perform any covenant, agreement or condition required by this Agreement to be observed, kept or performed; or

                       (c) Pledgor's insolvency, or the appointment of an assignee for the benefit of creditors or of a receiver for Pledgor, or in the event that a petition under any provision of the Federal Bankruptcy Act is filed either by or against Pledgor.

         8. Remedies. Upon the occurrence of any event of default, in addition to any other right or remedy that Lender may then have under the Texas Business and Commerce Code or otherwise, Lender may sell, assign and deliver, in its sole discretion, all or any part of the Stock Collateral in one or more parcels, and all right, title and interest, claim and demand therein, at public or private sale, for cash or other property, upon credit or for future delivery, Pledgor hereby waiving and releasing any and all equity or right of redemption.

         9. No Waiver of Rights or Remedies. No failure or delay by Lender in exercising any right, power or privilege under the Note or this Agreement shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or future exercise of any other right, power or privilege.

         10. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effective when delivered in person or when deposited in the U.S. mails, postage prepaid, for delivery as registered or certified mail, return receipt requested, and addressed as follows:

                             If to Pledgor:   B. Tom Carter, Jr.
                                                  5956 Sherry Lane
                                                  Suite #930
                                                  Dallas, Texas  75225

                             If to Lender:
                                              HydroChem Industrial Services,Inc.
                                              900 Georgia Avenue
                                              Deer Park, Texas  77536
                                              Attention: General Counsel

(or to such other address as may be stated in written notices furnished by any party to the other party).



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


         11. Governing Law. This Agreement shall be governed by and construed under and in accordance with the Texas Business and Commerce Code and other applicable laws of the State of Texas.

         12. Parties Bound.  This Agreement shall be binding on and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, representatives, successors and assigns.

         13. Severability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, and it supercedes all other prior or contemporaneous agreements, understandings, restrictions warranties or representations between the parties including, but not limited to, the Old Pledge Agreement which is hereby cancelled. This Agreement may be amended or waived in the future only by a written instrument signed by both parties.

         15. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of this Agreement or its interpretation.

         16. Stockholders Agreement. Notwithstanding any other provision of this Agreement, Lender hereby acknowledges that is takes the Stock Collateral subject to the terms and conditions of that certain Stockholders Agreement dated as of December 15, 1993, as amended, by and among Lender and all holders of Lender's capital stock.

                  IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on the day and year hereinabove first set forth.

                                              PLEDGOR:

                                              /s/ B. Tom Carter, Jr.
                                              ----------------------
                                              B. Tom Carter, Jr.

                                              LENDER:

                                              HydroChem Holding, Inc.

                                              By:  /s/ Pelham H.A. Smith
                                              --------------------------
                                                   Pelham H.A. Smith,
                                                   Vice President

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